UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 1, 2024

Chicago Rivet & Machine Co.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	000-01227	36-0904920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Frontenac Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (630) 357-8500

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CVR	NYSE American (Trading privileges only, not registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

Chicago Rivet and Machine Co. (the “Company”), headquartered in Naperville, Illinois, has announced the closure of its manufacturing facility in Albia, Iowa, which is expected to occur on or before October 1, 2024. The closure will impact all 19 full and part-time employees. The Albia facility has supplied tooling for the Company’s full line of mechanical, hydraulic and pneumatic riveting machines serving both existing customers who own machines and customers purchasing new machines manufactured in the Company’s Tyrone, Pennsylvania. manufacturing facility.

After careful consideration, the Company’s Board of Directors determined that it is in the Company’s best interest to consolidate the operations of the Albia facility into the Tyrone  facility. The strategic consolidation is seen as a step to streamline processes, improve delivery, reduce costs and add value for the Company’s customers, shareholders and stakeholders.

The Company anticipates incurring certain costs relating to one-time termination benefits and other costs associated with the closing and disposal of the facility and relocation of equipment, but these costs are not considered to be material to the Company’s business.

The Company wishes to thank all of the current and past employees, family members and community members in Albia who have contributed significantly to the Company’s success over many years.

This Current Report on Form 8-K contains certain “forward-looking statements” that are inherently subject to risks and uncertainties that may cause actual events to differ materially from those discussed herein.  These statements, which are generally identifiable by the use of the words "will," "believe," "expect," "intend," "anticipate," "estimate," "forecast," "project," "plan" and similar expressions, are based on the beliefs and assumptions of management based on information available to the Company at the time such statements are made. Factors that may could cause the Company’s actual results to differ from these forward-looking statements include, among other things, higher than anticipated costs associated with or delays in the closure of the Albia manufacturing facility, the Company’s ability to effectively consolidate Albia’s operations into its Tyrone facility, and the other applicable risks and factors disclosed under “Risk Factors” in the Company’s Annual Report on Form 10-K and in the other filings the Company makes with the Securities and Exchange Commission.  Many of these factors are beyond the Company’s ability to control or predict.  The Company cautions that undue reliance should not be placed on forward-looking statements, which speak only as of the date made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

By: /s/ Gregory D. Rizzo
Date: July 1, 2024	Gregory D. Rizzo
Chief Executive Officer